Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2024

March 31, 2024

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Board of Governors of the Federal Reserve Board (the "Federal Reserve") benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2024 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$13.38
52-Week Range:	$10.16 - $15.40
Shares Outstanding:	6,896,297 shares
Market Capitalization:	$92.3 million
P/E (ttm):	12.99x
Diluted EPS (ttm):	$1.03
Annual Dividend & Yield:	$0.56 (4.19%)
As of March 31, 2024	

Franchise Overview



Bakersfield
Tehachapi
California City
Edwards
Lancaster
Barstow
Palmdale
Victorville
Santa Barbara
Santa Clarita
Hesperia
Ventura
Oxnard
Simi Valley
Burbank
Pasadena
Thousand Oaks
Glendale
Pomona
Fontana
San Bernardino
Yucca Valley
Los Angeles
East Los Angeles
Ontario
Moreno Valley
Banning
Downey
Norwalk
Riverside
Torrance
Fullerton
Orange
Corona
Perris
Hemet
Palm Springs
Garden Grove
Santa Ana
Cathedral City
Indio
Huntington Beach
Costa Mesa
La Quinta
Coachella
Temecula
Oceanside
Escondido
Carlsbad
Poway
Santee
San Diego
Chula Vista
Tijuana
Tecate
Calexico
Mexicali
El Centro
Brawley
Calipatria
Blythe
Yuma
San Luis Rio Colorado
Bullhead City
Needles
Lake Havasu City
Parker
Poston
Quartzsite
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Eighth largest deposit market share in Riverside County; Largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreased approximately 30% (sequential quarter)
- Pre-Provision, Pre-Tax Income decreased approximately 3% (sequential quarter)
- Net Interest Margin decreased four basis points to 2.74% (sequential quarter)
- Net Interest Income decreased approximately 2% (sequential quarter)
- Non-Interest Income decreased approximately 3% (sequential quarter)
- Operating Expenses decreased approximately 2% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.4
$9.4
$9.2
$9.1
$8.8
$8.6
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Non-Interest Income



(In Millions)
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.0
$1.0
$1.1
$0.8
$0.9
$0.8
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.8
$6.9
$7.6
$6.9
$7.3
$7.2
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Financial Performance

Pre-Provision, Pre-Tax Income


(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.5
$3.5
$2.8
$3.0
$2.3
$2.2
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Pre-Tax Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.4
$3.3
$2.8
$2.5
$3.0
$2.1
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Quarterly Net Income


(In Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.4
$2.3
$1.8
$1.8
$2.1
$1.5
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.33
$0.33
$0.26
$0.25
$0.31
$0.22
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.05%
3.00%
2.88%
2.88%
2.78%
2.74%
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Efficiency Ratio



80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
65.74%
66.69%
73.37%
69.32%
76.11%
76.20%
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.75%
0.72%
0.55%
0.54%
0.66%
0.47%
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
7.27%
7.12%
5.52%
5.40%
6.56%
4.57%
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Balances and Activity

Developments

- Loans Held for Investment balance decreased approximately 1% and the yield increased 10 basis points at March 31, 2024 (sequential quarter)
- Total Deposits balance decreased less than 1% and the cost increased eight basis points at March 31, 2024 (sequential quarter)
- Total Borrowings balance decreased approximately 3% and the cost increased 31 basis points at March 31, 2024 (sequential quarter)

Loan to Investment Mix



(In Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$171
$164
$156
$150
$144
$138
$1,040
$1,078
$1,078
$1,072
$1,076
$1,066
12/31/22
03/31/23
06/30/23
09/30/23
12/31/23
03/31/24
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



(In Millions)
$600
$500
$400
$300
$200
$100
$0
$465
$480
$88
$466
$513
$90
$461
$519
$91
$457
$522
$88
$459
$522
$89
$457
$517
$83
12/31/22
03/31/23
06/30/23
09/30/23
12/31/23
03/31/24
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$74
$54
$24
$19
$20
$18
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/24	Interest Rate	Balance as of 03/31/23	Interest Rate
Single-Family	$ 517,039	4.39%	$ 512,632	4.02%
Multi-Family	457,401	5.14%	466,332	4.54%
Commercial Real Estate	83,136	6.36%	90,496	5.55%
Construction	2,745	8.81%	2,891	4.98%
Other	99	5.25%	108	5.25%
Commercial Business	2,835	9.79%	1,640	9.74%
Consumer	60	18.50%	61	17.75%
Total Loans Held for Investment	$ 1,063,315	4.89%	$ 1,074,160	4.39%
Advance Payments of Escrows	371		265	
Deferred Loan Costs, net	9,183		9,280	
Allowance for Credit Losses	(7,108)		(6,001)	
Total Loans Held for Investment, net	$ 1,065,761		$ 1,077,704	

Loan Composition as of 03/31/24



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 8%
Consumer 0%
Multi-Family 43%
Single-Family 49%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$180
$143
$802
$205
$206
$777
$235
$221
$730
$235
$229
$703
$243
$254
$658
$235
$266
$642
12/31/22
03/31/23
06/30/23
09/30/23
12/31/23
03/31/24
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 03/31/2024	Rate	At 03/31/2023	Rate
Checking Accounts - Non Interest-Bearing	$ 91,708	- %	$ 108,479	- %
Checking Accounts - Interest-Bearing	275,920	0.04%	325,077	0.04%
Savings Accounts	247,847	0.17%	305,403	0.05%
Money Market Accounts	26,715	0.41%	38,018	0.13%
Time Deposits	265,932	3.89%	206,069	2.48%
Total Deposits (1) (2)	$ 908,122	1.21%	$ 983,046	0.55%
Brokered CDs Included in time deposits above	$ 130,900	5.19%	$ 95,337	4.37%

1) Includes uninsured deposits of approximately $136.4 million and $177.8 million at March 31, 2024 and 2023, respectively.
2) The average balance of deposit accounts was approximately $34 thousand at both March 31, 2024 and 2023.

Deposit Composition at 03/31/24



10%
31%
27%
3%
29%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 03/31/2024	Rate	At 03/31/2023	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	59,500	5.28%	70,000	4.64%
Over Three to Six Months	33,000	5.34%	15,010	2.81%
Over Six to Twelve Months	70,000	4.51%	65,000	4.14%
Over One to Two Years	42,500	4.62%	40,000	3.88%
Over Two to Three Years	15,000	4.87%	15,000	3.28%
Over Three to Four Years	-	-	-	-
Over Four to Five Years	15,000	4.41%	-	-
Over Five Years	-	-	-	-
Total Borrowings (1)	$ 235,000	4.86%	$ 205,010	4.10%

1) The Bank had approximately $269.2 million and $228.6 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $172.7 million and $135.8 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at March 31, 2024 and 2023, respectively.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio increased to 0.17% at March 31, 2024 from 0.13% at December 31, 2023 (sequential quarter)
- $124,000 Provision for Credit Losses in the quarter ended March 31, 2024
- No REO
- Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



(In Thousands)
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/22	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24
Non-Performing Assets	$956	$945	$1,300	$1,361	$1,750	$2,246
NPA to Total Assets	0.08%	0.07%	0.10%	0.10%	0.13%	0.17%
ACL to LHI	0.56%	0.56%	0.55%	0.72%	0.65%	0.67%

Provision for (Recovery of) Credit Losses



(In Thousands)
$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$191
$169
$(56)
$545
$(720)
$124
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Non-Performing Asset Composition 03/31/24



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Credit Losses (ACL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,830
$6,001
$5,946
$7,679
$7,000
$7,108
12/31/22
03/31/23
06/30/23
09/30/23
12/31/23
03/31/24

ACL Allocation as of 03/31/24



1%
0%
0%
1%
0%
8%
90%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At March 31, 2024				At March 31, 2023			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$ 386	9	$ 2,246	3	$ 962	5	$ 946
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	1	$ 386	9	$ 2,246	3	$ 962	5	$ 946

Net Charge-Offs (Recoveries)



(In Thousands)
$10
$5
$-
$(5)
$(10)
$(1)
$(2)
$(1)
$-
$-
$-
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California (1) Balance	Southern California (1) Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$ 146,337	28%	$ 174,634	34%	$ 195,812	38%	$ 256	0%	$ 517,039	100%
Multi-Family	59,551	13%	266,417	58%	131,433	29%	-	0%	457,401	100%
Commercial Real Estate	13,739	16%	43,987	53%	25,410	31%	-	0%	83,136	100%
Construction	227	8%	1,683	61%	835	31%	-	0%	2,745	100%
Other	-	0%	99	100%	-	0%	-	0%	99	100%
Total	$ 219,854	21%	$ 486,820	46%	$ 353,490	33%	$ 256	0%	$ 1,060,420	100%

(1) Other than Inland Empire.

Geographic Location 03/31/24



0%
21%
33%
46%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024YTD	TOTAL
Loan Balance (In Thousands)	$34,959	$10,997	$7,747	$19,698	$19,681	$151,358	$208,916	$53,451	$8,945	$515,752
Weighted Avg. LTV (1)	47%	60%	61%	54%	59%	61%	69%	72%	72%	65%
Weighted Avg. Age (in Years)	15.56	6.83	5.82	4.79	3.66	2.72	1.72	0.90	0.07	3.13
Weighted Avg. FICO (2)	733	740	744	754	755	764	766	769	789	763
Number of Loans	171	20	20	17	30	207	303	78	9	855
Geographic Breakdown (%)										
Inland Empire	26%	40%	39%	19%	18%	40%	26%	14%	11%	28%
Southern California (3)	55%	55%	49%	68%	33%	18%	34%	44%	55%	34%
Other California	18%	5%	12%	13%	49%	42%	40%	42%	34%	38%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024YTD	TOTAL
Loan Balance (In Thousands)	$84,302	$24,802	$27,441	$67,830	$62,089	$89,871	$76,235	$28,956	$5,854	$467,401
Weighted Avg. LTV (1)	40%	39%	47%	43%	48%	47%	46%	37%	41%	44%
W. Avg. Debt Coverage Ratio (2)	1.80x	1.72x	1.42x	1.64x	1.60x	1.77x	1.58x	1.83x	1.44x	1.68x
Weighted Avg. Age (in Years)	9.74	6.80	5.76	4.78	3.81	2.77	1.81	0.79	0.11	4.53
Weighted Avg. FICO (3)	757	754	748	758	761	760	761	758	786	759
Number of Loans	158	48	34	69	69	111	93	36	9	627
Geographic Breakdown (%)										
Inland Empire	15%	22%	16%	13%	16%	14%	7%	0%	27%	13%
Southern California (4)	50%	60%	69%	70%	64%	49%	62%	57%	38%	58%
Other California	35%	18%	15%	17%	20%	37%	31%	43%	35%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024YTD	TOTAL (5) (6)
Loan Balance (In Thousands)	$16,659	$5,026	$4,055	$8,410	$5,486	$4,045	$23,428	$13,845	$2,172	$83,136
Weighted Avg. LTV (1)	36%	43%	44%	40%	32%	43%	37%	35%	42%	38%
W. Avg. Debt Coverage Ratio (2)	1.81x	1.44x	1.61x	1.39x	2.04x	1.89x	1.70x	1.77x	4.20x	1.78x
Weighted Avg. Age (in Years)	9.40	6.42	5.60	4.66	3.95	2.60	1.74	0.73	0.05	4.02
Weighted Avg. FICO (3)	758	790	758	767	728	767	774	776	751	767
Number of Loans	27	6	7	11	8	5	27	18	3	112
Geographic Breakdown (%)										
Inland Empire	39%	2%	13%	22%	9%	25%	10%	8%	0%	16%
Southern California (4)	38%	74%	78%	43%	51%	39%	55%	61%	59%	53%
Other California	23%	24%	9%	35%	40%	36%	35%	31%	41%	31%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) At time of loan origination, borrowers and/or guarantors.

(4) Other than Inland Empire.

(5) Comprised of the following: $26.9 million in Office; $16.2 million in Mixed Use ($7.0 million in Office/Retail, $4.8 million in Multi-Family/Retail, $757 thousand in Multi-Family/Commercial, $688 thousand in Multi-Family/Office and $3.0 million in Other Mixed Use); $12.3 million in Retail; $12.0 million in Warehouse; $7.2 million in Medical/Dental Office; $7.0 million in Mobile Home Park; $692 thousand in Restaurant/Fast Food; $580 thousand in Automotive – Non-Gasoline; $309 thousand in Live/Work Unit.

(6) Consisting of $70.9 million or 85.2% in investment properties and $12.3 million or 14.8% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Strong Capital Ratios
- 4.19% cash dividend yield (approximately)
- Purchased approximately 50,000 shares of common stock in the third quarter of fiscal 2024

Stock Repurchase Plan Activity



(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
103,290
98,307
51,498
36,112
62,710
50,051
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/22	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24
Tier 1 Leverage Ratio	9.56%	9.59%	9.59%	9.25%	9.43%	9.70%
CET1 Ratio	17.87%	17.90%	18.50%	17.91%	18.20%	18.77%
Tier 1 Risk-Based Capital Ratio	17.87%	17.90%	18.50%	17.91%	18.20%	18.77%
Total Risk-Based Capital Ratio	18.74%	18.78%	19.38%	19.06%	19.24%	19.85%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24
Price/TBV	0.84x	0.80x	0.76x	0.74x	0.69x	0.71x	0.68x	0.71x